Exhibit (99)(c)


                                POWER OF ATTORNEY

                                 WITH RESPECT TO
                        NORTHBROOK LIFE INSURANCE COMPANY
                     NORTHBROOK VARIABLE ANNUITY ACCOUNT II

         Know all men by these presents that Michael J. Velotta, whose signature appears below, constitutes and appoints Louis G. Lower, II and Brenda D. Sneed, his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any registration statements and amendments thereto for Northbrook Life Insurance Company, Northbrook Variable Annuity Account II and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.


                              April 26, 1999

                              Date


                              /s/Michael J. Velotta
                                 Michael J. Velotta
                                 Vice President, Secretary,
                                 General Counsel and Director

                                                    Exhibit (99)(c)


                                POWER OF ATTORNEY

                                 WITH RESPECT TO
                        NORTHBROOK LIFE INSURANCE COMPANY
                     NORTHBROOK VARIABLE ANNUITY ACCOUNT II

         Know all men by these presents that Louis G. Lower, II, whose signature appears below, constitutes and appoints Michael J. Velotta and Brenda D. Sneed, his attorneys-in-fact, with power of substitution, and in any and all capacities, to sign any registration statements and amendments thereto for Northbrook Life Insurance Company, Northbrook Variable Annuity Account II and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.


                                     April 26, 1999

                                     Date

                                     /s/LOUIS G. LOWER, II
                                     Louis G. Lower, II
                                     Chairman of the Board and Director

                                             Exhibit (99)(c)


                                POWER OF ATTORNEY

                                 WITH RESPECT TO
                        NORTHBROOK LIFE INSURANCE COMPANY
                     NORTHBROOK VARIABLE ANNUITY ACCOUNT II

         Know all men by these presents that Thomas J. Wilson, II, whose signature appears below, constitutes and appoints Louis G. Lower, II and Michael
J. Velotta, his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any registration statements and amendments thereto for Northbrook Life Insurance Company, Northbrook Variable Annuity Account II and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                              April 26, 1999

                              Date


                              /s/Thomas J. Wilson

                              Thomas J. Wilson
                              President and Director

                                             Exhibit (99)(c)


                                POWER OF ATTORNEY

                                 WITH RESPECT TO
                        NORTHBROOK LIFE INSURANCE COMPANY
                     NORTHBROOK VARIABLE ANNUITY ACCOUNT II

         Know all men by these presents that Thomas J. Wilson, II, whose signature appears below, constitutes and appoints Louis G. Lower, II and Michael
J. Velotta, his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any registration statements and amendments thereto for Northbrook Life Insurance Company, Northbrook Variable Annuity Account II and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                April 26, 1999

                                Date


                                /s/John R. Hunter

                                John R. Hunter
                                Director